UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2014

NRG ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-15891	41-1724239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 Carnegie Center, Princeton, New Jersey 08540
(Address of principal executive offices, including zip code)

(609) 524-4500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 4, 2014, NRG Energy, Inc. issued a press release announcing its proposed offering of up to $1,000 million in aggregate principal amount of senior notes due 2024. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description
99.1	Press Release, dated April 4, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc.

	By:	/s/ David R. Hill
David R. Hill
Executive Vice President and General Counsel

April 4, 2014

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press Release, dated April 4, 2014.